UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 7, 2019

OFFICE DEPOT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10948	59-2663954
(State or Other Jurisdiction of Incorporation)	Commission File number	(IRS Employer Identification No.)

6600 North Military Trail, Boca Raton, Florida	33496
(Address of Principal Executive Offices)	(Zip Code)

(561) 438-4800

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ODP	NASDAQ Stock Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2019 Long-Term Incentive Plan

At Office Depot, Inc.’s (the “Company” or “Office Depot”) 2019 Annual Meeting of Shareholders held on May 7, 2019 (the “Annual Meeting”), shareholders of the Company approved the Company’s 2019 Long-Term Incentive Plan (the “2019 Plan”), which will replace the Company’s 2017 Long-Term Incentive Plan (the “2017 Plan”) for future grants to certain employees, directors, consultants, advisors and other persons who perform services for the Company and its subsidiaries. The Company’s board of directors unanimously approved the 2019 Plan on March 15, 2019, subject to shareholder approval. The results of the shareholder vote on the 2019 Plan are set forth further below under Item 5.07 of this Current Report on Form 8-K.

The 2019 Plan which became effective upon shareholder approval at the Annual Meeting (the “Plan Effective Date”) provides for the grant of performance shares, performance units, restricted stock, RSUs, NQSOs, ISOs, SARs and other awards or any combination thereof to eligible participants. ISOs may be granted only to employees of Office Depot or its subsidiaries. Subject to adjustment, the aggregate number of shares of Company common stock that are available for issuance pursuant to awards granted under the 2019 Plan is thirty-four million (34,000,000). The shares issued pursuant to awards under the 2019 Plan will be made available from shares currently authorized but unissued or shares currently held (or subsequently acquired) by the Company as treasury shares, including shares purchased in the open market or in private transactions.

The 2019 Plan will be administered by the Compensation Committee or such other committee consisting of two or more independent members of the board of directors as may be appointed by the board to administer the 2019 Plan (the “Committee”). The Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award.

No additional awards shall be granted under the 2017 Plan after the Plan Effective Date, and all remaining shares available for grant under the 2017 Plan were cancelled on the Plan Effective Date. In addition to the 2017 Plan, the Company maintains outstanding awards under the Office Depot, Inc. 2015 Long-Term Incentive Plan (the “2015 Plan”), Office Depot, Inc. 2007 Long-Term Incentive Plan (the “2007 Plan”) and the 2003 OfficeMax Incentive and Performance Plan (the “2003 OMIPP” and together with the 2017 Plan, the 2015 Plan and the 2007 Plan, the “Prior Plans”). Outstanding awards under the Prior Plans shall continue to be to be governed by the Prior Plans and the agreements under which they were granted.

This summary of the 2019 Plan is subject to and is qualified in its entirety by reference to the full text of the 2019 Plan, which is set forth in Annex 1 to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on March 20, 2019 and is incorporated herein by reference.

Copies of the form of restricted stock agreement (directors), form of restricted stock unit agreement (directors), form of restricted stock unit agreement (executives), form of FCF performance stock unit award agreement (executives) and form of TSR performance share award agreement (executives) under the 2019 Plan are attached to this Current Report on Form 8-K as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2019, the Company held its Annual Meeting. As of the record date, there were 543,230,611 common shares entitled to one vote per share. Results of votes with respect to proposals submitted at that meeting are as follows:

1.

To elect eight (8) members of the Company’s board of directors to serve until the next annual meeting, until their successors have been elected and qualified, or until their resignation or removal. Our shareholders voted to elect all eight members to serve as directors. Votes recorded, by nominee, were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Gerry P. Smith	412,087,193	32,583,627	229,942	50,340,377
Kristin A. Campbell	414,231,498	30,438,996	230,268	50,340,377
Cynthia T. Jamison	439,782,426	4,881,020	237,316	50,340,377
V. James Marino	414,814,483	29,833,701	252,578	50,340,377
Francesca Ruiz de Luzuriaga	414,998,204	29,664,047	238,511	50,340,377
David M. Szymanski	442,160,865	2,490,569	249,328	50,340,377
Nigel Travis	412,317,266	32,340,755	242,741	50,340,377
Joseph Vassalluzzo	442,109,046	2,511,973	279,743	50,340,377

2.

To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2019. The Company’s shareholders voted to approve this proposal with 480,715,830 votes for and 13,938,539 votes against. There were 586,770 abstentions.

3.

To approve the Office Depot, Inc. 2019 Long-Term Incentive Plan. The Company’s shareholders voted to approve this proposal with 394,516,623 votes for and 49,918,740 votes against. There were 465,399 abstentions and 50,340,377 broker non-votes.

4.

To hold an advisory vote on the compensation of the Company’s named executive officers. The Company’s shareholders voted to approve this proposal with 387,803,770 votes for and 56,633,503 votes against. There were 463,489 abstentions and 50,340,377 broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Office Depot, Inc. 2019 Long-Term Incentive Plan (Incorporated by reference from Annex 1 of Office Depot, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 20, 2019).

Exhibit 10.2	Form of Restricted Stock Agreement (Directors)

Exhibit 10.3	Form of Restricted Stock Unit Agreement (Directors)

Exhibit 10.4	Form of Restricted Stock Unit Agreement (Executives)

Exhibit 10.5	Form of FCF Performance Stock Unit Award Agreement (Executives)

Exhibit 10.6	Form of TSR Performance Share Award Agreement (Executives)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE DEPOT, INC.
Date: May 8, 2019

	By:	/s/ N. David Bleisch
N. David Bleisch
EVP, Chief Legal & Administrative Officer and Corporate Secretary